I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

                                                                   ANNUAL REPORT

                                                               November 14, 1997
Dear Shareholder,

We are pleased to present the annual report for Investment Grade Municipal Income Fund Inc. for the fiscal year ended September 30, 1997.

GENERAL MARKET OVERVIEW
================================================================================
[GRAPHIC]

     Early in the fiscal year, the release of new economic data indicated a moderation in economic activity, and a 28-basis point rally ensued. The rally, which derived further strength from an unchanged Federal Reserve policy and the fact that economic statistics continued to indicate moderate growth and low inflation, effectively positioned municipal bonds ahead of most other fixed income securities. The rally, however, was short-lived, as the release of unexpectedly strong economic data caused a correction in yields that lasted well into February 1997.

     Inflation fears that grew in the wake of the stronger-than-expected economic growth prompted the Federal Reserve to raise interest rates by 25 basis points in March 1997. This move contributed to negative returns in virtually every bond sector for the first quarter of 1997. Good news, however, came on April 28, when the report of the Employment Cost Index--considered the most comprehensive wage-inflation indicator, and critical to Fed policy--presented a very positive inflation picture. This information, combined with other factors, turned market sentiment extremely bullish. Bonds entered a prolonged rally that, supported by additional favorable data, continued through July and into the beginning of August. Municipal bonds generally outperformed during this rally, as new issue supply withered and demand increased from the June/July rollover of maturing municipal bonds.

     September ended the fiscal period on a positive note, as the prevailing theme in the market was that above-trend economic growth could occur without generating higher inflation. The final result: the yield on the 30-year Treasury bond declined by almost 40 basis points from where it had been three months prior, which coincided with a compression of municipal credit spreads.


INVESTMENT GRADE
MUNICIPAL INCOME
FUND INC.

Top Five Sectors
(as a % of portfolio assets
as of September 30, 1997)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


Water                         17.8%
Power                         17.3%
General Obligations           11.7%
Hospital Obligations          11.0%
Sales Tax                      7.5%

ANNUAL REPORT

                                PORTFOLIO REVIEW
================================================================================
INVESTMENT GRADE MUNICIPAL
INCOME FUND INC.

FUND PROFILE

[ARROW] Goal:
        High current income exempt from Federal income tax, consistent with the preservation of capital

[ARROW] Portfolio Managers:
        Elbridge T. Gerry III and Cynthia Bow, MH Asset Management Inc.

[ARROW] Total Net Assets:
        $253.8 million as of September 30, 1997

[ARROW] Dividend Payments:
        Monthly
================================================================================
[GRAPHIC]

     Performance--The Fund's total return for the 12 months ended September 30, 1997, based on the Fund's common stock net asset value was 10.03%, while the Fund's total return for the same time period based on the Fund's common stock market value was 17.76%. As of September 30, 1997, the Fund's net asset value per share was $16.78, and its share price on the New York Stock Exchange was $15.06.

     The Fund paid dividends from net investment income to common shareholders, which totaled $0.90 per share of common stock during the 12 months ended September 30, 1997. The Fund has paid a monthly dividend of $0.075 per share of common stock since July 1995. Given the current interest rate environment, we anticipate that the monthly dividend will remain unchanged for the remainder of 1997.

     Over the 12-month period ended September 30, 1997, the Fund performed in line with the 10.02% return of its Lipper General Municipal Debt peer group.

     Portfolio Highlights--Early in the period, premium callable bonds rolled down the yield curve to trade at a spread off of pre-refunded bonds. In other words, as the market rallied, the Fund's coupon premiums grew correspondingly. This encouraged issuers of these bonds to refund this older and more costly debt with cheaper current rates, thus accelerating price appreciation. The resulting price gains were primarily responsible for the Fund's strong performance during this period; however performance was further abetted by the portfolio's longer duration stance (compared to its peers) and better call protection.

     Mid-period, we sold Illinois Health for Glen Oaks Medical Center, Hinsdale

Hospital and Philadelphia Hospital-Chestnut Hill. The hospital sector has weathered, and will continue to face, changes and challenges. After a comprehensive study of our credits in this environment, the aforementioned were identified as sales candidates due to their weak performances and our expectations that they would continue to be vulnerable to events occurring in the hospital sector. These positions were replaced with Colorado Transportation bonds, which benefited Fund performance later in the fiscal year when they were pre-refunded.

     Toward the end of the fiscal year, the Fund's longer duration stance, combined with better call protection, continued to help the Fund during a period characterized by market buoyancy.

     As of September 30, 1997, the Fund was fully invested in long-term municipal securities with an average maturity of 17 years and was fully diversified among municipal sectors.

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

                                                                   ANNUAL REPORT

OUTLOOK
================================================================================

[ARROW]
     Relative to other taxable securities, we believe that municipal bonds will remain attractive. Given the municipal markets' correlation to technical factors such as supply and demand, we will continue to take advantage of inefficiencies as they arise. As always, we will monitor the municipal environment on a state-by-state basis, as well as the relative value relationships between municipal sectors. Additionally, we will seek municipal bonds that provide more upside potential with relatively less downside risk.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

/s/MARGO N. ALEXANDER                    /s/ELBRIDGE T. GERRY III
-------------------------------------    ---------------------------------------
MARGO N. ALEXANDER                       ELBRIDGE T. GERRY III
President,                               Senior Vice President,
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.

/s/CYNTHIA BOW
---------------------------------------
CYNTHIA BOW
Vice President,
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Investment Grade
Municipal Income Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 1997 and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

INVESTMENT GRADE
MUNICIPAL INCOME
FUND INC.

Credit Quality(as a
% of portfoloi assets as of
September 30, 1997)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


AAA/Aaa        44.6%
AA/Aa          29.4%
AA             15.5%
BBB/Baa         6.6%
Cash            3.9%

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 1997


 Principal                                                            Moody's       S&P
  Amount                                                              Rating       Rating       Maturity      Interest
   (000)                                                            (unaudited)  (unaudited)      Dates         Rates       Value
   -----                                                            -----------  -----------      -----         -----        -----
Long-Term Municipal Bonds--94.63%

Alaska--2.85%
     $6,540    Valdez Marine Terminal British Petroleum Company
                 Sohio Pipeline Project ...............................  Aa2        AA         12/01/25        7.000%   $  7,234,548
                                                                                                                        ------------

California--1.49%
      3,500    California Public Works Board
                 California State University (Pre-refunded with U.S.
                 Government Securities to 09/01/00 @ 102) .............  Aaa        A          09/01/16        6.250       3,777,165
                                                                                                                        ------------

Colorado--3.40%
      5,950    Arapahoe County Capital Improvement
                 Trust Fund Highway Revenue ...........................  Baa        BB         08/31/26        7.000       7,056,700
      1,500    Denver City & County
                 Excise Tax Revenue Bonds (MBIA Insured) ..............  Aaa        AAA        09/01/14        6.500       1,564,335
                                                                                                                        ------------
                                                                                                                           8,621,035
                                                                                                                        ------------

Connecticut--3.59%
      8,590    Connecticut Housing Finance Authority ..................  Aa         AA         05/15/14 to     6.200 to    9,117,021
                                                                                               11/15/23        6.750    ------------

Georgia--0.21%
        500    Municipal Electric Authority of Georgia ................  A3         A          01/01/16        6.375         527,660
                                                                                                                        ------------

Illinois--12.24%
      1,000    Illinois Educational Facilities Authority
                 Northwestern University (Pre-refunded with
                 U.S. Government Securities to 12/01/01 @ 102) ........  A          AA         12/01/21        6.900       1,118,210
      1,890    Illinois Toll & Highway Authority (FGIC Insured) .......  Aaa        AAA        01/01/16        6.200       2,024,436
      7,380    Chicago Gas Supply Revenue People's Gas ................  Aa3        AA-        03/01/15        6.875       8,030,178
      4,000    Chicago Water Works ....................................  A1         AA-        11/15/19        6.000       4,153,760
        250    Metropolitan Pier & Exposition Authority ...............  A2         AA-        06/15/27        6.500         271,003
     11,350    Metropolitan Pier & Exposition Authority
                 (Pre-refunded with U.S. Government Securities to

                 06/15/03 @ 102) ......................................  Aaa        A+         06/15/27        6.500      12,760,691
      2,650    University of Illinois .................................  Aa         AA-        04/01/22        5.750       2,702,470
                                                                                                                        ------------
                                                                                                                          31,060,748
                                                                                                                        ------------

Indiana--10.91%
      5,320    Indiana Transportation Finance Authority
                 (Pre-refunded with U.S. Government Securities
                 to 11/01/02 @ 102) ...................................  Aaa        A          11/01/16        6.250       5,867,162
      1,430    Indiana Transportation Finance Authority ...............  A2         A          11/01/16        6.250       1,517,974
      6,000    Indianapolis Gas Utility (FGIC Insured) ................  Aaa        AAA        06/01/23        6.200       6,427,680

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

 Principal                                                            Moody's       S&P
  Amount                                                              Rating       Rating       Maturity      Interest
   (000)                                                            (unaudited)  (unaudited)      Dates         Rates       Value
   -----                                                            -----------  -----------      -----         -----        -----
Long-Term Municipal Bonds (continued)

Indiana--10.91% (concluded)
     $2,000    Indianapolis Local Public Improvement Bond Bank ........  Aa     AA-            07/01/10        6.000%   $  2,119,140
      4,000    Marion County Hospital Authority
                 Methodist Hospital of Indiana ........................  Aa3    AAA            09/01/13        6.500       4,374,440
      5,725    Petersburg County Pollution Control
                 Indianapolis Power & Light Company ...................  Aa2    AA-            12/01/24        6.625       6,261,547
      1,000    Purdue University ......................................  Aa2    AA-            07/01/15        6.700       1,114,760
                                                                                                                        ------------
                                                                                                                          27,682,703
                                                                                                                        ------------

Kentucky--3.31%
      7,750    Boone County Pollution Control
                 Dayton Power & Light Company .........................  Aa3    AA-            11/15/22        6.500       8,407,975
                                                                                                                        ------------

Massachusetts--7.47%
      8,500    Massachusetts Bay Transportation Authority .............  A1     A+             03/01/23        6.100       9,250,380
      6,000    Massachusetts Water Resources Authority
                 (Pre-refunded with U.S. Government
                 Securities to 07/15/02 @ 102) ........................  Aaa    AAA            07/15/21        6.500       6,669,000
      2,750    Massachusetts Water Resources Authority
                 (Pre-refunded with U.S. Government
                 Securities to 12/01/01 @ 102) ........................  Aaa    AAA            12/01/19        6.500       3,035,670
                                                                                                                        ------------
                                                                                                                          18,955,050
                                                                                                                        ------------

Nevada--2.93%
      6,750    Clark County Pollution Control Nevada Power
                 (FGIC Insured) .......................................  Aaa    AAA            06/01/19        6.600       7,432,087
                                                                                                                        ------------

New York--12.31%
      3,075    New York City General Obligation .......................  Baa1   BBB+           02/01/16 to     7.000       3,369,218
                                                                                               08/01/17
      3,035    New York City General Obligation
                 (Pre-refunded with U.S. Government Securities to
                 02/01/02 @ 1011/2) ...................................  Baa1   BBB            02/01/16        7.000       3,316,648

         40    New York City General Obligation
                 (Pre-refunded with U.S. Government Securities to
                 08/01/02 @ 1011/2) ...................................  Aaa    BBB+           08/01/17        7.000          45,287
      6,000    New York State Local Government Assistance Corporation..  A3     A+             04/01/21        6.250       6,387,600
      5,350    New York State Local Government Assistance Corporation
                 (Pre-refunded with U.S. Government
                 Securities to 04/01/02 @ 102) ........................  Aaa    AAA            04/01/21        6.750       5,986,115
      1,500    New York State Medical Care Facilities
                 (FHA Insured) ........................................  NR     AAA            02/15/31        6.600       1,627,395
     10,070    New York City Municipal Water Finance ..................  A2     A-             06/15/17 to     6.000 to   10,491,805
                                                                                               06/15/21        6.250    ------------
                                                                                                                          31,224,068
                                                                                                                        ------------

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

 Principal                                                            Moody's       S&P
  Amount                                                              Rating       Rating       Maturity      Interest
   (000)                                                            (unaudited)  (unaudited)      Dates         Rates       Value
   -----                                                            -----------  -----------      -----         -----        -----
Long-Term Municipal Bonds (continued)

North Carolina--2.16%
     $2,700    North Carolina Eastern Municipal Power Agency ..........  Baa1       BBB        01/01/21        6.400%   $  2,822,094
      2,550    North Carolina Municipal Power Agency
                 Catawba Electric Revenue .............................  A3         A-         01/01/17        6.250       2,648,966
                                                                                                                        ------------
                                                                                                                           5,471,060
                                                                                                                        ------------

Rhode Island--2.55%
      6,175    Rhode Island Housing Finance Authority .................  Aa2        AA+        04/01/27        6.500       6,471,462
                                                                                                                        ------------

South Carolina--4.89%
      5,035    South Carolina Public Service Authority
                 Santee Cooper (Pre-refunded with U.S.
                 Government Securities to 07/01/02 @ 102) .............  Aaa        AAA        07/01/31        6.625       5,619,815
      6,290    Richland County Pollution Control
                 Union Camp Project Series C ..........................  A1         A-         11/01/20        6.550       6,800,811
                                                                                                                        ------------
                                                                                                                          12,420,626
                                                                                                                        ------------

Texas--12.41%
      5,000    Texas Health Facilities Development Corporation-
                 All Saints Episcopal Hospital (MBIA Insured) .........  Aaa        AAA        08/15/22        6.250       5,325,400
      4,000    Coastal Bend Health Facilities
                 Incarnate Word Health System (AMBAC Insured) .........  Aaa        AAA        01/01/17        6.300       4,291,280
      4,750    Harris County Subordinated Lien Revenue ................  Aa2        AA         08/01/14        6.750       5,195,360
        915    Harris County Toll Road Authority Senior Lien
                 (AMBAC Insured) ......................................  Aaa        AAA        08/15/17        6.500       1,006,436
      1,000    Houston Water & Sewer System ...........................   A          A         12/01/14        6.375       1,076,420
      6,180    Houston Water & Sewer System (AMBAC Insured) ...........  Aaa        AAA        12/01/17        6.375       6,708,390
        395    Houston Water & Sewer System
                 (Pre-refunded with U.S. Government
                 Securities @ 102) (AMBAC Insured) ....................  Aaa        AAA        12/01/17        6.375         434,160
      6,750    Sabine River Authority Pollution Control Revenue
                 (FGIC Insured) .......................................  Aaa        AAA        10/01/22        6.550       7,452,540
                                                                                                                        ------------
                                                                                                                          31,489,986
                                                                                                                        ------------

Virginia--4.37%
      4,500    Virginia Beach Development Authority
                 Sentara Bayside Hospital .............................  Aa2        AA         11/01/21        6.300       4,764,780
      5,815    Virginia Transportation Board Revenue
               Route 28 Project .......................................  Aa         AA         04/01/18        6.500       6,334,628
                                                                                                                        ------------
                                                                                                                          11,099,408
                                                                                                                        ------------

Washington--4.73%
      4,500    Metropolitan Seattle Sewer (MBIA Insured) ..............  Aaa        AAA        01/01/33        6.300       4,862,385
      6,625    Metropolitan Seattle Sewer
                 (Pre-refunded with U.S. Government Securities to
                 01/01/00 @ 102) ......................................  Aaa        AA-        01/01/31        6.875       7,141,617
                                                                                                                        ------------
                                                                                                                          12,004,002
                                                                                                                        ------------

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .

 Principal                                                            Moody's       S&P
  Amount                                                              Rating       Rating       Maturity      Interest
   (000)                                                            (unaudited)  (unaudited)      Dates         Rates       Value
   -----                                                            -----------  -----------      -----         -----        -----
Long-Term Municipal Bonds (concluded)
Wisconsin--2.81%
     $6,750    Wisconsin Health and Educational Facilities
                 Authority-Sisters of Sorrowful Mother Health
                 Care System (MBIA Insured)                            Aaa          AAA        06/01/20        6.250%   $  7,136,775
                                                                                                                        ------------
Total Long-Term Municipal Bonds (cost--$220,517,081)                                                                     240,133,379
                                                                                                                        ------------
Short-Term Municipal Notes--3.86%
Arizona--1.18%
        800    Maricopa County Pollution Control Revenue
                 Public Service Company Series                          P1          A1+        10/01/97        4.000*        800,000
        500    Phoenix General Obligation Bonds                        VMIG1        A1+        10/01/97        3.800*        500,000
      1,700    Pinal County Pollution Control Revenue                  P1           A1+        10/01/97        3.800*      1,700,000
                                                                                                                        ------------
                                                                                                                           3,000,000
                                                                                                                        ------------
Florida--0.08%
        200    Hillsborough County Pollution Control Revenue           VMIG1        A1+        10/01/97        4.000*        200,000
                                                                                                                        ------------
Louisiana--0.04%
        100    Parish of East Baton Rouge Pollution Control Revenue     P1          A1+        10/01/97        3.800*        100,000
                                                                                                                        ------------
New York--2.17%
      1,600    New York City                                           VMIG1        A1+        10/01/97        3.800 to    1,600,000
                                                                                                               4.000*
        700    New York City (AMBAC Insured)                           VMIG1        A1+        10/01/97        3.850*        700,000
      1,200    New York City (MBIA Insured)                            VMIG1        A1+        10/01/97        3.800 to    1,200,000
                                                                                                               3.850*
        100    New York City Series B                                  VMIG1        A1+        10/01/97        4.000*        100,000
        300    New York City Series B (MBIA Insured)                   VMIG1        A1+        10/01/97        3.750*        300,000
        100    New York State Dormitory Authority
                 (Cornell University)                                  VMIG1        A1+        10/01/97        3.800*        100,000
      1,000    New York State Energy Research And Development
                 Authority Pollution Control Revenue                   VMIG1        A1+        10/01/97        3.700 to    1,000,000
                                                                                                               3.900*
        500    Port Authority of New York and New Jersey               VMIG1        A1+        10/01/97        3.800 to      500,000
                                                                                                               4.000*   ------------
                                                                                                                           5,500,000
                                                                                                                        ------------

Wyoming--0.39%
      1,000    Lincoln County Pollution Control Revenue
                 (Exxon Project)                                        P1          A1+        10/01/97        3.800*      1,000,000
                                                                                                                        ------------
Total Short-Term Municipal Notes (cost--$9,800,000)                                                                        9,800,000
                                                                                                                        ------------
Total Investments (cost -- $230,317,081)--98.49%                                                                         249,933,379
Other assets in excess of liabilities--1.51%                                                                               3,833,163
                                                                                                                        ------------
Net Assets--100.00%                                                                                                     $253,766,542
                                                                                                                        ============

----------

* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 1997.
     AMBAC--American Municipal Bond Assurance Corporation
     FGIC--Financial Guaranty Insurance Company
     FHA--Federal Housing Authority
     MBIA--Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


STATEMENT OF ASSETS AND LIABILITIES             SEPTEMBER 30, 1997


Assets

Investments in securities, at value (cost--$230,317,081) .......................................................      $ 249,933,379
Cash ...........................................................................................................             60,222
Interest receivable ............................................................................................          4,201,206
Deferred organizational expenses ...............................................................................              3,898
                                                                                                                      -------------
Total assets ...................................................................................................        254,198,705
                                                                                                                      -------------


Liabilities

Payable to investment adviser and administrator ................................................................            161,223
Dividends payable to preferred shareholders ....................................................................             54,249
Accrued expenses and other liabilities .........................................................................            216,691
                                                                                                                      -------------
Total liabilities ..............................................................................................            432,163
                                                                                                                      -------------


Net Assets

Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
   value .......................................................................................................         80,000,000
                                                                                                                      -------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667
   shares issued and outstanding ...............................................................................        153,674,140
Undistributed net investment income
                                                                                                                            819,982
Accumulated net realized losses from investment transactions ...................................................           (343,878)
Net unrealized appreciation of investments .....................................................................         19,616,298
                                                                                                                      -------------
   Net assets applicable to common shareholders ................................................................        173,766,542
                                                                                                                      -------------
   Total net assets ............................................................................................      $ 253,766,542
                                                                                                                      =============
   Net asset value per common share ($173,766,542 applicable to 10,356,667 common shares outstanding) ..........      $       16.78
                                                                                                                      =============

                 See accompanying notes to financial statements

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


STATEMENT OF OPERATIONS

                                                                                                                      For the Year
                                                                                                                         Ended
                                                                                                                  September 30, 1997
                                                                                                                  ------------------
Investment income:

Interest ...............................................................................................             $ 14,756,317
                                                                                                                     ------------


Expenses:

Investment advisory and administration .................................................................                2,243,523
Auction Preferred Shares expenses ......................................................................                  284,496
Custody and accounting .................................................................................                  151,873
Legal and audit ........................................................................................                  109,978
Reports and notices to shareholders ....................................................................                   97,743
Amortization of organizational expenses ................................................................                   38,372
Transfer agency and service fees .......................................................................                   34,068
Directors' fees ........................................................................................                   12,250
Other expenses .........................................................................................                   33,557
                                                                                                                     ------------
                                                                                                                        3,005,860
Less: Fee waivers from adviser .........................................................................                 (570,371)
                                                                                                                     ------------
Net expenses ...........................................................................................                2,435,489
                                                                                                                     ------------
Net investment income ..................................................................................               12,320,828
                                                                                                                     ------------

Realized and unrealized gains from investment activities:

Net realized gains from investment transactions ........................................................                  106,492
Net change in unrealized appreciation/depreciation of investments ......................................                6,678,013
                                                                                                                     ------------
Net realized and unrealized gains from investment activities ...........................................                6,784,505
                                                                                                                     ------------
Net increase in net assets resulting from operations ...................................................             $ 19,105,333
                                                                                                                     ============




                 See accompanying notes to financial statements

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       For the Years Ended
                                                                                                          September 30,
                                                                                               ------------------------------------
                                                                                                    1997                   1996
                                                                                               -------------          -------------
From operations:

Net investment income ................................................................         $  12,320,828          $  12,582,599
Net realized gains from investment transactions ......................................               106,492                   --
Net change in unrealized appreciation/depreciation of investments ....................             6,678,013              3,503,278
                                                                                               -------------          -------------
Net increase in net assets resulting from operations .................................            19,105,333             16,085,877
                                                                                               -------------          -------------

Dividends to shareholders from:

Net investment income--common stockholders ...........................................            (9,321,000)            (9,321,000)
Net investment income--preferred stockholders ........................................            (2,821,607)            (2,866,596)
                                                                                               -------------          -------------
Total dividends to stockholders ......................................................           (12,142,607)           (12,187,596)
                                                                                               -------------          -------------
Net increase in net assets ...........................................................             6,962,726              3,898,281


Net assets:

Beginning of year ....................................................................         $ 246,803,816          $ 242,905,535
                                                                                               -------------          -------------
End of year (including undistributed net investment income of $819,982
   and $641,761, respectively) .......................................................         $ 253,766,542          $ 246,803,816
                                                                                               =============          =============


                 See accompanying notes to financial statements

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


STATEMENT OF CASH FLOWS

                                                                                                                     For the Year
                                                                                                                        Ended
                                                                                                                  September 30, 1997
                                                                                                                  ------------------

Cash flows provided (used) by operating activities:

Interest received .........................................................................................         $ 14,903,118
Expenses paid (net of fee waivers) ........................................................................           (2,232,893)
Purchase of short-term portfolio investments, net .........................................................           (2,400,000)
Purchase of long-term portfolio investments ...............................................................           (6,574,809)
Sale of long-term portfolio investments ...................................................................            8,507,428
                                                                                                                    ------------
Net cash provided by operating activities .................................................................           12,202,844
                                                                                                                    ------------

Cash flows used for financing activities:

Dividends paid from net investment income to common stockholders ..........................................           (9,321,000)
Dividends paid from net investment income to preferred stockholders .......................................           (2,893,680)
                                                                                                                    ------------
Net cash used for financing activities ....................................................................          (12,214,680)
                                                                                                                    ------------

Net decrease in cash ......................................................................................              (11,836)
Cash at beginning of year .................................................................................               72,058
                                                                                                                    ------------
Cash at end of year .......................................................................................         $     60,222
                                                                                                                    ============


Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
Cash Provided by Operating Activities:

Net increase in net assets resulting from operations ......................................................         $ 19,105,333
                                                                                                                    ------------
Increase in investments, at value .........................................................................           (7,276,598)
Decrease in interest receivable ...........................................................................              171,513
Amortization of deferred organizational expenses ..........................................................               38,372
Increase in payable to investment adviser and administrator ...............................................               30,938
Increase in accrued expenses and other liabilities ........................................................              133,286
                                                                                                                    ------------
Total adjustments .........................................................................................           (6,902,489)

                                                                                                                    ------------
Net cash provided by operating activities .................................................................         $ 12,202,844
                                                                                                                    ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated, investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

     Dividends and Distributions--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTES TO FINANCIAL STATEMENTS


INVESTMENT ADVISOR AND ADMINISTRATOR

     The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 1997, Mitchell Hutchins voluntarily waived $570,371 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at September 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

     At September 30, 1997, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost) .......  $ 19,616,298
Gross depreciation (from investments having an excess of cost over value) .......         --
                                                                                   ------------
Net unrealized appreciation of investments ......................................  $ 19,616,298
                                                                                   ============

     For the year ended September 30, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,574,809 and $8,507,428, respectively.

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At September 30, 1997, the Fund had a net capital loss carryforward of $343,878 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

     Common Stock--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 7,551 shares are owned by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS


     Auction Preferred Shares--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

     Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 3.31% to 3.74% for the year ended September 30, 1997.

     The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

     The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                                For the Period
                                                                               For the Years Ended                November 6,
                                                                                   September 30,                     1992+
                                                                    -------------------------------------------     through
                                                                                                                  September 30,
                                                                     1997          1996       1995        1994        1993
                                                                    ------        ------     ------      ------      ------
Net asset value, beginning of period ........................       $16.11        $15.73     $14.72      $17.04      $15.00
                                                                    ------        ------     ------      ------      ------
Net investment income .......................................         1.19          1.21       1.18        1.17        0.94
Net realized and unrealized gains (losses)
   from investments .........................................         0.65          0.35       1.03       (2.28)       2.13
                                                                    ------        ------     ------      ------      ------
Net increase (decrease) from investment operations ..........         1.84          1.56       2.21       (1.11)       3.07
                                                                    ------        ------     ------      ------      ------
Dividends from net investment income:
   Common stockholders ......................................        (0.90)        (0.90)     (0.90)      (0.98)      (0.73)
   Common share equivalent of dividends paid
      to preferred stockholders .............................        (0.27)        (0.28)     (0.30)      (0.21)      (0.14)
Distributions from net realized gains
   from investment transactions .............................         --            --         --         (0.02)       --
                                                                    ------        ------     ------      ------      ------
Total dividends and distributions to stockholders ...........        (1.17)        (1.18)     (1.20)      (1.21)      (0.87)
                                                                    ------        ------     ------      ------      ------
Underwriting and offering costs incurred with the
   preferred stock offering charged to common stock .........         --            --         --          --         (0.16)
                                                                    ------        ------     ------      ------      ------
Net asset value, end of period ..............................       $16.78        $16.11     $15.73      $14.72      $17.04
                                                                    ======        ======     ======      ======      ======
Per share market value, end of period .......................       $15.06        $13.63     $13.00      $12.38      $15.63
                                                                    ======        ======     ======      ======      ======
Total investment return (1) .................................        17.76%        12.03%     12.63%     (15.21)%      9.10%
                                                                    ======        ======     ======      ======      ======
Ratios to average net assets attributable to common shares:
      Total expenses, net of waivers from adviser ...........         1.44%         1.34%      1.69%       1.70%       1.55%*

   Total expenses, before waivers from adviser ..............         1.77%         1.71%      1.82%       1.70%       1.55%*
   Net investment income before preferred stock dividends ...         7.27%         7.61%      7.87%       7.32%       6.55%*
   Preferred stock dividends ................................         1.66%         1.73%      2.02%       1.33%       0.95%*
   Net investment income available to common stockholders ...         5.61%         5.88%      5.85%       5.99%       5.60%*


Supplemental data:
   Net assets, end of period (000's) ........................     $253,767      $246,804    $242,906   $232,406    $256,466
   Portfolio turnover rate ..................................            3%            0%         7%          0%          6%
   Asset coverage per share of preferred stock,
      end of period .........................................     $158,604      $154,252    $151,816   $145,254    $160,291

---------
+    Commencement of operations

*    Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders and Board of Directors of Investment Grade Municipal Income Fund Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. (the "Fund") at September 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 6, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
November 17, 1997

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end (September 30, 1997), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federal tax-exempt interest dividends.

     The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


THE FUND

     Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $47 billion in assets under management as of October 31, 1997.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

     An annual meeting of shareholders of the Fund was held on January 6, 1997. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederick V. Malek, Carl W. Schafer and John R. Torell III were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Price Waterhouse LLP was ratified as independent accountants for the Fund for fiscal year ended September 30, 1997.

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS:

PROPOSAL 1

                                                                                                        Shares
                                                                                         Shares        Withhold
To vote for or against the election of:                                                for Voted       Authority
                                                                                     -------------    ----------
Richard Q. Armstrong ..........................................................      9,507,468.746    74,102.353
E. Garrett Bewkes, Jr. ........................................................      9,508,686.746    72,594.353
Richard R. Burt ...............................................................      9,507,178.746    74,102.353
Mary C. Farrell ...............................................................      9,507,178.746    74,102.353
George W. Gowen ...............................................................      9,507,178.746    74,102.353
Frederick V. Malek ............................................................      9,507,178.746    74,102.353
Carl W. Schafer ...............................................................      9,507,178.146    74,102.353
John R. Torell III* ...........................................................      9,507,680.746    73,600.353

*Mr. Torrell subsequently resigned from the Board in March 1997.


PROPOSAL 2

                                                                                          Shares
                                                                           Shares        Withhold       Shares
                                                                          For Voted      Authority      Against
                                                                          ---------      ---------      -------
Ratification of the selection of
Price Waterhouse LLP as independent accountants
for the fiscal year ending September 30, 1997 .......................   9,511,256.327   35,438.375    34,586.397



AUCTION PREFERRED SHARES:

PROPOSAL 1

                                                                       Shares
                                                         Shares       Withhold
To vote for or against the election of:                 for Voted     Authority
                                                        ---------     ---------

Margo N. Alexander ..................................    710.000       100.000
Meyer Feldberg ......................................    710.000       100.000

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" Totals)

I N V E S T M E N T  G R A D E  M U N I C I P A L  I N C O M E  F U N D  I N C .


GENERAL INFORMATION

DISTRIBUTION POLICY

     The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

===============================================================================

DIRECTORS

E. Garrett Bewkes, Jr.                 Mary C. Farrell
Chairman                               Meyer Feldberg
                                       George W. Gowen
Margo N. Alexander                     Frederic V. Malek
Richard Q. Armstrong                   Carl W. Schafer
Richard R. Burt



PRINCIPAL OFFICERS

Margo N. Alexander                     Paul H. Schubert
President                              Vice President and Treasurer

Victoria E. Schonfeld                  Elbridge T. Gerry III
Vice President                         Vice President

Dianne E. O'Donnell
Vice President and Secretary

Dennis L. McCauley
Vice President



INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[GRAPHIC]
SEPTEMBER 30, 1997




================================================================================

INVESTMENT

GRADE MUNICIPAL

INCOME FUND

INC.


A N N U A L   R E P O R T



                                     [LOGO]
                        (C)1997 PaineWebber Incorporated
                                   Member SIPC